Bank loans	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Bank loans
12.	Bank loans
Short-term bank loans
The outstanding short-term bank loans of RMB15,000 as of December 31, 2020 was fully repaid upon maturity in 2021.
In January 2021 and in September 2021, the Group obtained two loans amounted to RMB5,000 (US$785), totaling RMB10,000 (US$1,569), from a bank in the PRC with an interest rate of 4.5% per annum and repayable within one year and within half a year respectively. Interests were paid on a monthly basis. The repayment of the loan is guaranteed by the Group’s founder and director, Mr. Huazhi Hu.
Long-term bank loans
In 2021, the Group entered into long-term loan agreements with a bank in PRC of total principals of RMB20,000 (US$3,138), subject to an effective interest rate of 3.8% per annum, and with a maturity date from April 2, 2022 to March 15, 2026. As of December 31, 2021, the principal amount of RMB3,000 (US$470) was due within 12 months after the reporting period and presented as current liabilities in the consolidated balance sheet.
The carrying value of the long-term bank loans approximates its fair value as of December 31, 2021. The interest rates under the loan agreements with the banks were determined based on the prevailing interest rates in the market. The Group classifies the valuation techniques that use these inputs as Level II.